UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2002
                                                         ----------------

                          STRONGHOLD TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        333-54822                 22-376235
         ------                        ---------                 ---------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)        Identification No.)

   777 Terrace Avenue, Hasbrouck Heights, NJ               07604
   -----------------------------------------               -----
   (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (201) 727-1464
                                                           --------------

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Greg Sargen has notified Stronghold of his intention to resign as Stronghold's Chief Financial Officer, effective December 2, 2002. Mr. Sargen, who has served as Stronghold's Chief Financial Officer since November 18, 2002, intends to pursue other business interests. Stronghold has undertaken an active search for a replacement for Mr. Sargen.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  Not Applicable.

         (b) Pro forma financial information.

                  Not Applicable.

         (c) Exhibits.

                  99.1     Press release issued December 4, 2002.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2002              REGISTRANT

                                    STRONGHOLD TECHNOLOGIES, INC.

                                    By:/s/ Christopher J. Carey
                                       -----------------------------------------
                                     Christopher J. Carey
                                       President




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                                  EXHIBIT INDEX

Exhibit Number                 Description
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99.1               Press release issued December 4, 2002.





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